Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Summary of Significant Accounting Policies

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)Basis of presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company elected to early adopt the requirements of Accounting Standard Update (“ASU”) 2016-02, “Leases (Topic 842)” effective from January 1, 2018 using the modified retrospective method and has also elected the use of the practical expedients. The early adoption of this ASU did not have a material effect on the Company’s Consolidated Balance Sheets, Consolidated Statements of Operations and opening retained earnings.

Reverse Stock Split:

On April 25, 2019, the Company’s unitholders approved a 1-for-15 reverse stock split of the Company’s outstanding common and general partner units, which was effected on May 21, 2019. The effect of the reverse stock split was to combine each 15 shares of outstanding units into one new share, with no change in authorized shares or per value per share, and to reduce the number of common units outstanding from approximately 164.7 million units to approximately 11.0 million units. 983 common units were issued in connection with the reverse stock split. All issued and outstanding common units contained in the financial statements, in accordance with Staff Accounting Bulletin Topic 4C, have been retroactively adjusted to reflect the reverse split for all periods presented.

(b)Principles of consolidation: The accompanying consolidated financial statements include Navios Partners’ wholly owned subsidiaries incorporated under the laws of Marshall Islands, Malta, and Liberia from their dates of incorporation or, for chartered-in vessels, from the dates charter-in agreements were in effect. All significant inter-company balances and transactions have been eliminated in Navios Partners’ consolidated financial statements.

Navios Partners also consolidates entities that are determined to be variable interest entities (“VIE”) as defined in the accounting guidance, if it determines that it is the primary beneficiary. A VIE is defined as a legal entity where either (i) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity’s residual risks and rewards, (ii) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (iii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity’s activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Based on internal forecasts and projections that take into account reasonably possible changes in our trading performance, management believes that the Company has adequate financial resources to continue in operation and meet its financial commitments, including but not limited to capital expenditures and debt service obligations, for a period of at least twelve months from the date of issuance of these consolidated financial statements. Accordingly, the Company continues to adopt the going concern basis in preparing its financial statements.

Subsidiaries: Subsidiaries are those entities in which Navios Partners has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies of the entity.

The accompanying consolidated financial statements include the following entities:

		Country of	Statements of Operations
Company name	Vessel name	incorporation	2019	2018	2017
Libra Shipping Enterprises Corporation(1)	Navios Libra II	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Alegria Shipping Corporation	Navios Alegria	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Felicity Shipping Corporation(2)	Navios Felicity	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Gemini Shipping Corporation(3)	Navios Gemini S	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/21
Galaxy Shipping Corporation(4)	Navios Galaxy I	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Aurora Shipping Enterprises Ltd.	Navios Hope	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Palermo Shipping S.A.(5)	Navios Apollon	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Fantastiks Shipping Corporation(13)	Navios Fantastiks	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Sagittarius Shipping Corporation(13)	Navios Sagittarius	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Hyperion Enterprises Inc.	Navios Hyperion	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Chilali Corp.	Navios Aurora II	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Surf Maritime Co.	Navios Pollux	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Pandora Marine Inc.	Navios Melodia	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Customized Development S.A.	Navios Fulvia	Liberia	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Kohylia Shipmanagement S.A.	Navios Luz	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Orbiter Shipping Corp.	Navios Orbiter	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Floral Marine Ltd.	Navios Buena Ventura	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Golem Navigation Limited	Navios Soleil	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Kymata Shipping Co.	Navios Helios	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Joy Shipping Corporation	Navios Joy	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Micaela Shipping Corporation	Navios Harmony	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Pearl Shipping Corporation	Navios Sun	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Velvet Shipping Corporation	Navios La Paix	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Perigiali Navigation Limited(4)	Navios Beaufiks	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Finian Navigation Co.	Navios Ace	Marshall Is.	1/01 – 12/31	1/01 – 12/31	6/09 – 12/31
Ammos Shipping Corp.	Navios Prosperity I	Marshall Is.	1/01 – 12/31	1/01 – 12/31	6/07 – 12/31
Wave Shipping Corp.	Navios Libertas	Marshall Is.	1/01 – 12/31	1/01 – 12/31	7/10 – 12/31
Casual Shipholding Co.	Navios Sol	Marshall Is.	1/01 – 12/31	1/01 – 12/31	7/17 – 12/31
Avery Shipping Company	Navios Symphony	Marshall Is.	1/01 – 12/31	1/01 – 12/31	9/20 – 12/31
Coasters Ventures Ltd.	Navios Christine B	Marshall Is.	1/01 – 12/31	1/01 – 12/31	8/11 – 12/31
Ianthe Maritime S.A.	Navios Aster	Marshall Is.	1/01 – 12/31	1/01 – 12/31	8/21 – 12/31
Rubina Shipping Corporation	Hyundai Hongkong	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Topaz Shipping Corporation	Hyundai Singapore	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Beryl Shipping Corporation	Hyundai Tokyo	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Cheryl Shipping Corporation	Hyundai Shanghai	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Christal Shipping Corporation	Hyundai Busan	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Fairy Shipping Corporation(6)	YM Utmost	Marshall Is.	—	1/01 – 7/02	1/01 – 12/31
Limestone Shipping Corporation(6)	YM Unity	Marshall Is.	—	1/01 – 7/02	1/01 – 12/31
Dune Shipping Corp.(7)	MSC Cristina	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Citrine Shipping Corporation	—	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Cavalli Navigation Inc.	—	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/06
Seymour Trading Limited	Navios Altair I	Marshall Is.	1/01 – 12/31	6/07 – 12/31	—
Goldie Services Company	Navios Symmetry	Marshall Is.	1/01 – 12/31	5/21 – 12/31	—
Andromeda Shiptrade Limited	Navios Apollon I	Marshall Is.	1/01 – 12/31	5/09 – 12/31	—
Esmeralda Shipping Corporation	Navios Sphera	Marshall Is.	1/01 – 12/31	8/31 – 12/31	—
Triangle Shipping Corporation	Navios Mars	Marshall Is.	1/01 – 12/31	8/31 – 12/31	—
Oceanus Shipping Corporation(8)	Castor N	Marshall Is.	12/13 – 12/31	—	—
Cronus Shipping Corporation(8)	Protostar N	Marshall Is.	12/13 – 12/31	—	—
Leto Shipping Corporation(8)	Esperanza N	Marshall Is.	12/13 – 12/31	—	—
Dionysus Shipping Corporation(8)	Harmony N	Marshall Is.	12/13 – 12/31	—	—
Prometheus Shipping Corporation(8)	Solar N	Marshall Is.	12/13 – 12/31	—	—
Camelia Shipping Inc. (9)	Navios Camelia	Marshall Is.	12/16 – 12/31	—	—
Anthos Shipping Inc. (9)	Navios Anthos	Marshall Is.	12/16 – 12/31	—	—
Azalea Shipping Inc. (9)	Navios Azalea	Marshall Is.	12/16 – 12/31	—	—
Amaryllis Shipping Inc. (9)	First I	Marshall Is.	12/16 – 12/31	—	—
Chartered-in vessels
Cavos Navigation Co (10).	Navios Libra	Marshall Is.	1/01 – 12/31	1/01 – 12/31	—
Perivoia Shipmanagement Co(11).	Navios TBN1	Marshall Is.	9/25 – 12/31	—	—
Pleione Management Limited(11)	Navios TBN2	Marshall Is.	9/25 – 12/31	—	—
Other
Prosperity Shipping Corporation	—	Marshall Is.	—	—	—
Aldebaran Shipping Corporation	—	Marshall Is.	—	—	—
JTC Shipping and Trading Ltd.(12)	Holding Company	Malta	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Navios Maritime Partners L.P.	N/A	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Navios Maritime Operating LLC.	N/A	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Navios Partners Finance (US) Inc.	Co-Borrower	Delaware	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31
Navios Partners Europe Finance Inc.	Sub-Holding Company	Marshall Is.	1/01 – 12/31	1/01 – 12/31	1/01 – 12/31

(1)     The vessel was sold on December 14, 2018 (see Note 7 – Vessels, net).

(2)     The vessel was sold on December 4, 2018 (see Note 7 – Vessels, net).

(3)     The vessel was sold on December 21, 2017.

(4)     The vessel was sold on April 23, 2019 (see Note 7 – Vessels, net).

(5)     The vessel was sold on April 21, 2017.

(6)     The vessels were sold on July 2, 2018 (see Note 7 – Vessels, net).

(7)     The vessel was sold on January 12, 2017.

(8)     The vessels were acquired on December 13, 2019, following the liquidation of Navios Europe I (see Note 7 – Vessels, net).

(9)     The vessels were acquired on December 16, 2019 (see Note 7 – Vessels, net).

(10)   The vessel was delivered on July 24, 2019 (see Note 23– Leases).

(11)   The vessels are expected to be delivered by first half of 2021 (see Note 16 – Commitments and Contigencies).

(12)   Not a vessel-owning subsidiary and only holds right to charter-in contracts.

(13)   Vessels under the sale and leaseback transaction (see Note 23– Leases).

Investments in Affiliates: Affiliates are entities over which the Company generally has between 20% and 50% of the voting rights, or over which the Company has significant influence, but it does not exercise control. Investments in these entities are accounted for under the equity method of accounting. Under this method, the Company records an investment in the stock of an affiliate at cost, and adjusts the carrying amount for its share of the earnings or losses of the affiliate subsequent to the date of investment and reports the recognized earnings or losses in income. Dividends received from an affiliate reduce the carrying amount of the investment. The Company recognizes gains and losses in earnings for the issuance of shares by its affiliates, provided that the issuance of such shares qualifies as a sale of such shares. When the Company’s share of losses in an affiliate equals or exceeds its interest in the affiliate, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliate.

Affiliates included in the financial statements accounted for under the equity method: In the consolidated financial statements of Navios Partners, the following entities are included as affiliates and are accounted for under the equity method for such periods: (i) Navios Containers and its subsidiaries (ownership interest as of December 31, 2019 was 33.5%); (ii) Navios Europe I and its subsidiaries, through the date of its liquidation on December 13, 2019, with an ownership interest of 5% (see Notes 18 and 20); and (iii) Navios Europe II and its subsidiaries (ownership interest as of December 31, 2019 was 5.0%).

Navios Partners evaluates its investments in Navios Europe I (until its liquidation), Navios Europe II and Navios Containers for other than temporary impairment (“OTTI”) on a quarterly basis. Consideration is given to (i) the length of time and the extent to which the fair value has been less than the carrying value, (ii) the financial condition and near-term prospects of Navios Europe II and Navios Containers, and (iii) the intent and ability of the Company to retain its investment in Navios Europe II and Navios Containers, for a period of time sufficient to allow for any anticipated recovery in fair value (see Note 20).

(c)    Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to uncompleted voyages, future drydock dates, the selection of useful lives for tangible assets and scrap value expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivable, provisions for legal disputes, and contingencies and the valuation estimates inherent in the deconsolidation gain. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

(d)Cash and Cash Equivalents: Cash and cash equivalents consist of cash on hand, deposits held on call with banks, and other short-term liquid investments with original maturities of three months or less.

(e)Restricted Cash: Restricted cash, at each of December 31, 2019 and December 31, 2018, included $7,048 and $865, respectively, which related to amounts held in retention accounts in order to service debt and interest payments, as required by certain of Navios Partners’ credit facilities.  As of December 31, 2018, restricted cash also included $2,000 as cash collateral to the Term Loan B.

(f)Accounts Receivable, Net: The amount shown as accounts receivable, net at each balance sheet date includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. The allowance for doubtful accounts as of December 31, 2019 and 2018 was $1,495.

(g)Inventories: Inventories, which are comprised of: (i) bunkers (when applicable) on board of the vessels, valued at cost as determined on the first-in, first-out basis; and (ii) lubricants and stock provisions on board of the vessels as of the balance sheet date, valued at cost as determined on the first-in, first-out basis.

(h)Vessels, Net: Vessels are stated at historical cost, which consists of the contract price and any material expenses incurred upon acquisition (improvements and delivery expenses). Vessels acquired in an asset acquisition or in a business combination are recorded at fair value. Subsequent expenditures for major improvements and upgrades are capitalized, provided they appreciably extend the life, increase the earnings capacity or improve the efficiency or safety of the vessels. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying Consolidated Statements of Operations.

Expenditures for routine maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight line method over the useful life of the vessels, after considering the estimated residual value. Management estimates the residual values of our drybulk and containerships based on a scrap value cost of steel times the weight of the ship noted in lightweight ton (“LWT”). Residual values are periodically reviewed and revised to recognize changes in conditions, new regulations or other reasons. Revisions of residual values affect the depreciable amount of the vessels and affects depreciation expense in the period of the revision and future periods. The management after considering current market trends for scrap rates and 10-year average historical scrap rates of the residual values of the Company’s vessels, estimates scrap value at a rate of $340 per LWT.

Management estimates the useful life of our vessels to be 25 and 30 years from the drybulk and containership’s original construction, respectively. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective. An increase in the useful life of a vessel or in its residual value would have the effect of decreasing the annual depreciation charge and extending it into later periods. A decrease in the useful life of a vessel or in its residual value would have the effect of increasing the annual depreciation charge.

(i)Assets Held For Sale: It is the Company’s policy to dispose of vessels and other fixed assets when suitable opportunities occur and not necessarily to keep them until the end of their useful life. The Company classifies assets and disposal groups as being held for sale when the following criteria are met: management has committed to a plan to sell the vessel (disposal group); the asset (disposal group) is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of vessels; an active program to locate a buyer and other actions required to complete the plan to sell the asset (disposal group) have been initiated; the sale of the asset (disposal group) is probable and transfer of the asset (disposal group) is expected to qualify for recognition as a completed sale within one year; the asset (disposal group) is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long-lived assets or disposal groups classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These vessels are not depreciated once they meet the criteria to be held for sale. No assets were classified as held for sale as of December 31, 2019 and 2018.

(j)Impairment of Long Lived Assets: Vessels, other fixed assets and other long lived assets held and used by Navios Partners are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. Navios Partners’ management evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. Measurement of the impairment loss is based on the fair value of the asset. Navios Partners determines the fair value of its assets on the basis of management estimates and assumptions by making use of available market data and taking into consideration third party valuations performed on an individual vessel basis. In evaluating useful lives and carrying values of long-lived assets, certain indicators of potential impairment, are reviewed such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.

Undiscounted projected net operating cash flows are determined for each asset group and compared to the carrying value of the vessel, the unamortized portion of deferred drydock and special survey costs related to the vessel and the related carrying value of the intangible assets with respect to the time charter agreement attached to that vessel or the carrying value of deposits for newbuildings. Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable or unfavorable when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group.

During the fourth quarter of fiscal year 2019, the Company concluded that events occurred and circumstances had changed, which indicated that potential impairment of Navios Partners’ long-lived assets may exist. These indicators included volatility in the spot market and the related impact of the current drybulk and container sector has on management’s expectation for future revenues. As a result, an impairment assessment of long-lived assets or identified asset groups was performed. Management’s assessment concluded that there were no impairment indicators for the five containerships of Navios Europe I and the four drybulk vessels, which were acquired on December 13, 2019 and December 16, 2019, respectively, due to the proximity of the acquisition date through December 31, 2019. The Company determined the undiscounted projected net operating cash flows for each vessel and compared it to the vessels’ carrying value together with the carrying value of deferred drydock and special survey costs related to the vessel and the carrying value of the related intangible assets, if applicable. The significant factors and assumptions the Company used in the undiscounted projected net operating cash flow analysis included: determining the projected net operating cash flows by considering the charter revenues from existing time charters for the fixed fleet days (Navios Partners’ remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of one-year average historical time charter rates for the first year and 10-year average historical one-year time charter rates for the remaining period, adjusted for outliers) over the remaining economic life of each vessel, net of brokerage and address commissions, and excluding days of scheduled off-hires, management fees as determined by the Management Agreement in effect until December 2024 and thereafter assuming an increase of 3.0% every second year and utilization rate of 98.6% based on the fleet’s historical performance.

As of December 31, 2019, our assessment concluded that step two of the impairment analysis was required for one of our vessels held and used, as the undiscounted projected net operating cash flows did not exceed the carrying value. As a result, the Company recorded an impairment loss of $29,335 for this vessel, being the difference between the fair value and the vessel’s carrying value together with the carrying value of deferred drydock and special survey costs related to the vessel, presented under the caption “Vessel impairment losses” in the Consolidated Statements of Operations (see Note 7 — Vessels, net).

As of December 31, 2018, our assessment concluded that step two of the impairment analysis was not required for our vessels held and used, as the undiscounted projected net operating cash flows exceeded the carrying value.

As of December 31, 2017, our assessment concluded that step two of the impairment analysis was required for one of our vessels held and used, as the undiscounted projected net operating cash flows did not exceed the carrying value. As a result, the Company recorded an impairment loss of $30,304 for this vessel, being the difference between the fair value and the vessel’s carrying value together with the carrying value of deferred drydock and special survey costs related to the vessel, presented under the caption “Vessel impairment losses” in the Consolidated Statements of Operations (see Note 7 — Vessels, net).

During the years ended December 31, 2019, 2018 and 2017, an impairment loss of $7,345, $44,344 and $2,373, respectively, was also recognized in connection with the committed sales of the Navios Galaxy in April 2019, the YM Unity and the YM Utmost in July 2018, the Navios Felicity and the Navios Libra II in December 2018 and the Navios Gemini S in December 2017, as the carrying amount of each asset group was not recoverable and exceeded its fair value less costs to sell (see Note 7 — Vessels, net).

The total impairment loss recognized amounted to $36,680, $44,344 and $32,677 for the years ended December 31, 2019, 2018 and 2017, respectively, and was presented under the caption “Vessel impairment losses” in the Consolidated Statements of Operations.

(k)Deferred Drydock and Special Survey Costs: Navios Partners’ vessels are subject to regularly scheduled drydocking and special surveys which are generally carried out every 30 or 60 months, depending on the vessels’ ages to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained in rare cases and under certain conditions. The cost of drydocking and special surveys are deferred and amortized over the above periods or to the next drydocking or special survey date if such date has been determined.

Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard, and expenses relating to spare parts, paints, lubricants and services incurred solely during the drydocking or special survey period. For the years ended December 31, 2019, 2018 and 2017, the amortization expense was $6,916, $6,180 and $7,172, respectively.

(l)Deferred Financing Cost: Deferred financing costs include fees, commissions and legal expenses associated with obtaining or modifying credit facilities. Deferred financing costs are presented as a deduction from the corresponding liability. These costs are amortized over the life of the related facility using the effective interest rate method, and are presented under the caption “Interest expense and finance cost, net”. Amortization and write-off of deferred financing costs, including amortization of debt discount, for each of the years ended December 31, 2019, 2018 and 2017 were $10,916, $7,258 and $9,744, respectively.

(m)Intangible Assets and Liabilities: Navios Partners’ intangible assets and liabilities consist of favorable lease terms and unfavorable lease terms. When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires Navios Partners to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of its vessels and its weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on Navios Partners’ financial position and results of operations.

The amortizable value of favorable and unfavorable leases is amortized over the remaining life of the lease term and the amortization expense is included under the caption “Depreciation and amortization” in the Consolidated Statements of Operations.

The amortizable value of favorable leases would be considered impaired if its carrying value could not be recovered from the future undiscounted cash flows associated with the asset. Management, after considering various indicators, performed on impairment test which included intangible assets as described in paragraph (j) above. As of December 31, 2019, 2018 and 2017 there was no impairment of intangible assets.

(n)Foreign Currency Translation: Navios Partners’ functional and reporting currency is the U.S. Dollar. Navios Partners engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, Navios Partners’ wholly-owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries’ primary cash flows are U.S. dollar denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the Statements of Operations. The foreign currency gains/(losses) recognized in the accompanying Consolidated Statements of Operations under the caption “Other income” or “Other expense”, for each of the years ended December 31, 2019, 2018 and 2017 were $(22), $21, and $(54), respectively.

(o)Provisions: Navios Partners, in the ordinary course of its business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisors, will provide for a contingent loss in the financial statements if the contingency had been incurred as of the balance sheet date and the likelihood of loss was probable and the amount of the loss can be reasonably estimated. If Navios Partners has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, Navios Partners will accrue the lower amount of the range.

Navios Partners, through the management agreement, participates in Protection and Indemnity (P&I) insurance coverage plans provided by mutual insurance societies known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums (supplementary calls) to fund operating deficits incurred by the clubs (“back calls”). Obligations for back calls are accrued annually based on information provided by the P&I clubs.

(p)Segment Reporting: Navios Partners reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers. Navios Partners does not use discrete financial information to evaluate operating results for each type of charter or vessel type. Management does not identify expenses, profitability or other financial information by charter type. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Partners has determined that it operates under one reportable segment. For the period from April 28, 2017 to August 29, 2017, the Company had two reportable segments from which it derived its revenues: Navios Partners Operations and Navios Containers Operations. The reportable segments reflect the internal organization of the Company whereby the Chief Operating Decision Maker (“CODM”) reviews the discrete financial information of the Navios Partners’ controlled fleet and the Navios Containers’ controlled fleet (see Note 14 — Segment information).

(q)Revenue and Expense Recognition: On January 1, 2018, the Company adopted the provisions of ASC 606 “Revenue from Contracts with Customers” using the modified retrospective approach. In doing so, the Company makes judgments including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each performance obligation. Revenue is recognized when (or as) the Company transfers promised goods or services to its customers in amounts that reflect the consideration to which the company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers control of the promised goods or services to its customers. Revenues are recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In determining the appropriate amount of revenue to be recognized as it fulfills its obligations under its agreements, the Company performs the following steps: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations based on estimated selling prices; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company has elected to early adopt the requirements of ASU 2016-02 effective January 1, 2018, using the modified retrospective method which is consistent with the approach the Company has elected under the new revenue standard, and elected to apply the additional optional transition method along with the following practical expedients: a package of practical expedients which does not require the Company to reassess: (1) whether any expired or existing contracts are or contain leases; (2) lease classification for any expired or existing leases; and (3) whether initial direct costs for any expired or existing leases would qualify for capitalization under ASC 842.

The Company’s contract revenues from time chartering and pooling arrangements are governed by ASU 2016-02 (ASC 842) “Leases”. Upon adoption of ASC 606 and ASC 842, the timing and recognition of earnings from the pool arrangements and time charter contracts to which the Company is party did not change from previous practice. The Company has determined to recognize lease revenue as a combined single lease component for all time charters (operating leases) as the related lease component and non lease components will have the same timing and pattern of the revenue recognition of the combined single lease component. The performance obligations in a time charter contract are satisfied over term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to the Company. As a result of the adoption of these standards, there was no effect on the Company’s retained earnings, as at January 1, 2018. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those periods.

Revenue from time chartering

Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight line basis as the average lease revenue over the rental periods of such charter agreements, as service is performed. A time charter involves placing a vessel at the charterers’ disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Short period charters for less than three months are referred to as spot-charters. Charters extending three months to a year are generally referred to as medium-term charters. All other charters are considered long-term. Under time charters, operating costs such as for crews, maintenance and insurance are typically paid by the owner of the vessel. Revenue from time chartering of vessels amounted to $204,920, $215,877 and $203,775 for the years ended December 31, 2019, 2018 and 2017, respectively.

Revenue from voyage contracts

The Company’s revenues earned under voyage contracts (revenues for the transportation of cargo) were previously recognized ratably over the estimated relative transit time of each voyage. A voyage was deemed to commence when a vessel was available for loading and was deemed to end upon the completion of the discharge of the current cargo. Estimated losses on voyages are provided for in full at the time such losses become evident. Under a voyage charter, a vessel is provided for the transportation of specific goods between specific ports in return for payment of an agreed upon freight per ton of cargo. Upon adoption of ASC 606, the Company recognizes revenue ratably from port of loading to when the charterer’s cargo is discharged as well as defer costs that meet the definition of “costs to fulfill a contract” and relate directly to the contract. During 2017, no freight voyage existed and therefore, there was no impact on the Company’s retained earnings as at January 1, 2018. Revenue from voyage contracts amounted to $9,416, $9,660 and nil for the years ended December 31, 2019, 2018 and 2017, respectively.

Pooling arrangements

For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company’s vessels, is determined in accordance with an agreed-upon formula, which is determined by points awarded to each vessel in the pool based on the vessel’s age, design and other performance characteristics. Revenue under pooling arrangements is accounted for as variable rate operating leases on the accrual basis and is recognized when an agreement with the pool exists, price is fixed, service is provided and the collectability is reasonably assured. The allocation of such net revenue may be subject to future adjustments by the pool however, such changes are not expected to be material. The Company recognizes net pool revenue on a monthly and quarterly basis, when the vessel has participated in a pool during the period and the amount of pool revenue can be estimated reliably based on the pool report. Revenue from vessels operating in pooling arrangements amounted to $5,043, $5,817 and $6,057 for the years ended December 31, 2019, 2018 and 2017, respectively.

Revenue from profit-sharing

Profit-sharing revenues are calculated at an agreed percentage of the excess of the charterer’s average daily income (calculated on a quarterly or half-yearly basis) over an agreed amount and accounted for on an accrual basis based on provisional amounts and for those contracts that provisional accruals cannot be made due to the nature of the profit sharing elements, these are accounted for on the actual cash settlement or when such revenue becomes determinable. Profit sharing revenue for the years ended December 31, 2019, 2018 and 2017 amounted to nil, $7 and $1,820, respectively.

Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter or freight rate. Since address commissions represent a discount (sales incentive) on services rendered by the Company and no identifiable benefit is received in exchange for the consideration provided to the charterer, these commissions are presented as a reduction of revenue.

Deferred Revenue and Cash Received in Advance: Deferred revenue primarily relates to cash received from charterers prior to it being earned and the compensation received for the future reduction in the daily hire rates payable by Hyundai Merchant Marine Co. (“HMM”). These amounts are recognized as revenue over the voyage or charter period.

Time Charter and Voyage Expenses: Time charter and voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid, bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions. Also included in time charter and voyage expenses are provisions for losses on time charters and voyages in progress at year-end, direct port terminal expenses and other miscellaneous expenses. Time charter expenses are expensed over the period of the time charter and voyage expenses are recognized as incurred.

Direct Vessel Expenses: Direct vessel expenses comprise the amortization related to drydocking and special survey costs of certain vessels of Navios Partners’ fleet.

Prepaid Voyage Costs: Prepaid voyage costs relate to cash paid in advance for expenses associated with voyages. These amounts are recognized as expenses over the voyage or charter period.

Management fees: Pursuant to the amended Management Agreement, in each of October 2013, August 2014, February 2015, February 2016 and November 2017, the Manager, provided commercial and technical management services to Navios Partners’ vessels for a daily fee (excluding drydocking expenses, which were reimbursed at cost by Navios Partners) of: (a) $4.23 daily rate per Ultra-Handymax vessel; (b) $4.33 daily rate per Panamax vessel; (c) $5.25 daily rate per Capesize vessel; (d) $6.70 daily rate per Containership of TEU 6,800; (e) $7.40 daily rate per Containership of more than TEU 8,000 and (f) $8.75 daily rate per very large Containership of more than TEU 13,000 through December 2019. These fixed daily fees cover our vessels’ operating expenses, other than certain extraordinary fees and costs.

In August 2019, Navios Partners extended the duration of its Management Agreement with the Manager until January 1, 2025. In addition, management fees are fixed for two years commencing from January 1, 2020 at: (a) $4.35 daily per Ultra-Handymax Vessel; (b)$4.45 daily per Panamax Vessel; (c) $5.41 daily per Capesize Vessel; and (d) $6.90 daily per 6,800 TEU Containership. The agreement also provides for a technical and commercial management fee of $0.05 per day per vessel and an annual increase of 3% after January 1, 2022 unless agreed otherwise.

Following the Liquidation of Navios Europe I, Navios Partners acquired three Sub-Panamax and two Panamax Containerships. As per the Management Agreement, as amended in December 2019, management fees are fixed for two years commencing from January 1, 2020 at $6.1 daily per SubPanamax/Panamax Containership. The agreement also provides for a technical and commercial management fee of $0.05 per day per vessel and an annual increase of 3% after January 1, 2022 for the remaining period unless agreed otherwise.

Drydocking expenses are reimbursed at cost for all vessels.

As of the year ended December 31, 2019 and 2018 certain extraordinary fees and costs related to regulatory requirements, including ballast water treatment system installation and exhaust gas cleaning system installation  under Company’s Management Agreement, amounted to $16,447 and $134, respectively, and are presented under “Acquisition of/additions to vessels” in the Consolidated Statements of Cash Flows.

Total management fees for each of the years ended December 31, 2019, 2018 and 2017 amounted to $68,188, $68,871 and $67,310, respectively.

General and Administrative Expenses: Pursuant to the Administrative Services Agreement dated November 16, 2007, the Manager also provides administrative services to Navios Partners, which include bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. The Manager is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. Navios Partners extended the duration of its existing Administrative Services Agreement with the Manager pursuant to the same terms, until December 31, 2022.

In August 2019, Navios Partners extended the duration of its existing administrative services agreement with the Manager until January 1, 2025, which provide for allocable general and administrative costs.

(r)Financial Instruments: Financial instruments carried on the balance sheet include cash and cash equivalents, restricted cash, trade receivables and payables, other receivables and other liabilities and long-term debt. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant policy description of each item, or included below as applicable.

Financial Risk Management: Navios Partners’ activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by executive management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk: Navios Partners closely monitors its credit exposure to customers and counter-parties for credit risk. Navios Partners has entered into the management agreement with the Manager, pursuant to which the Manager agreed to provide commercial and technical management services to Navios Partners. When negotiating on behalf of Navios Partners’ various vessel employment contracts, the Manager has policies in place to ensure that it trades with customers and counterparties with an appropriate credit history.

Financial instruments that potentially subject Navios Partners to concentrations of credit risk are accounts receivable and cash and cash equivalents. Navios Partners does not believe its exposure to credit risk is likely to have a material adverse effect on its financial position, results of operations or cash flows.

For the year ended December 31, 2019, HMM, Swissmarine Asia Pte LTD and Cargill International SA, represented approximately 25.9%, 12.3% and 10.9%, respectively, of our total revenues. For the year ended December 31, 2018, HMM represented approximately 24.5% of total revenues. For the year ended December 31, 2017, HMM and Yang Ming accounted for approximately 26.8% and 12.0%, respectively, of our total revenues. No other customers accounted for 10% or more of total revenues for any of the years presented.

Liquidity Risk: Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Navios Partners monitors cash balances appropriately to meet working capital needs.

Foreign Exchange Risk: Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the Consolidated Statements of Operations.

(s)Cash Distribution: As per the Partnership Agreement, within 45 days following the end of each quarter, to the extent and as may be declared by the Board, an amount equal to 100% of Available Cash with respect to such quarter shall be distributed to the partners as of the record date selected by the Board of Directors.

Available Cash: Generally means, for each fiscal quarter, all cash on hand at the end of the quarter:

•less the amount of cash reserves established by the board of directors to:

•provide for the proper conduct of the business (including reserve for Maintenance and Replacement Capital Expenditures)

•comply with applicable law, any of Navios Partners’ debt instruments, or other agreements; or

•provide funds for distributions to the unitholders and to the general partner for any one or more of the next four quarters;

•plus all cash on hand on the date of determination of Available Cash for the quarter resulting from working capital borrowings made after the end of the quarter. Working capital borrowings are generally borrowings that are made under any revolving credit or similar agreement used solely for working capital purposes or to pay distributions to partners.

Available Cash is a quantitative measure used in the publicly traded partnership investment community to assist in evaluating a partnership’s ability to make quarterly cash distributions. Available Cash is not required by US GAAP and should not be considered as an alternative to net income or any other indicator of Navios Partners’ performance required by US GAAP.

Cash distributions are recorded in the Company’s financial statements in the period in which they are declared. Navios Partners paid $13,550, $10,261 and $0 to its unitholders of common and general partner units during the years ended December 31, 2019, 2018 and 2017, respectively.

Maintenance and Replacement Capital Expenditures: Maintenance and Replacement capital expenditures are those capital expenditures required to maintain over the long-term the operating capacity of or the revenue generated by Navios Partners’ capital assets, and expansion capital expenditures are those capital expenditures that increase the operating capacity of or the revenue generated by the capital assets. To the extent, however, that capital expenditures associated with acquiring a new vessel increase the revenues or the operating capacity of our fleet, those capital expenditures would be classified as expansion capital expenditures. As of December 31, 2019, 2018 and 2017, Maintenance and Replacement capital expenditures reserve approved by the Board of Directors was $29,039, $26,787 and $14,859, respectively.

(t)Stock-based compensation: In February and December 2019, December 2018 and December 2017, Navios Partners granted restricted common units to its directors and officers, which are based solely on service conditions and vest over four, four, four and three years, respectively. The fair value of the restricted common units was determined by reference to the quoted common unit price on the date of grant. Compensation expense, net of estimated forfeitures, is recognized based on a graded expense model over the vesting period. The effect of compensation expense arising from the restricted common units described above amounted to $2,018, $2,450 and $1,904 as of December 31, 2019, 2018 and 2017, respectively, and was presented under the caption “General and administrative expenses” in the Consolidated Statements of Operations. There were no restricted common units exercised, forfeited or expired during the years ended December 31, 2019, 2018 and 2017. As of December 31, 2019, 231,921 restricted common units were vested, cumulatively.

(u)Income Taxes: The Company is a Marshall Islands Corporation. Pursuant to various treaties and the United States Internal Revenue Code, the Company believes that substantially all its operations are exempt from income taxes in the Marshall Islands and the United States of America. Under the laws of Marshall Islands, Malta and Liberia, the countries of the vessel-owning subsidiaries’ incorporation and vessels’ registration, the vessel-owning subsidiaries are subject to registration and tonnage taxes which have been included in vessel operating expenses in the accompanying Consolidated Statements of Operations.

(v)(Loss)/Earnings Per Unit: Basic (losses)/earnings per unit is computed by dividing net (loss)/income attributable to Navios Partners common unitholders by the weighted average number of common units outstanding during the periods presented. Diluted earnings per unit reflect the potential dilution that would occur if securities or other contracts to issue common units were exercised or converted. Diluted earnings per unit is calculated in the same manner as basic earnings per unit, except that the weighted average number of outstanding units increased to include the dilutive effect of outstanding unit options or phantom units.

(w)Guarantees: An asset for the fair value of a right undertaken in issuing the guarantee is recognized. The recognition of fair value is not required for certain guarantees such as the parent’s guarantee of a subsidiary’s debt to a third party or guarantees on product warranties. For those guarantees excluded from the above guidance requiring the fair value recognition of the asset, financial statement disclosures of their terms are made.

On November 15, 2012 (as amended and supplemented in March 2014, December 2017 and July 2019), Navios Holdings and Navios Partners entered into an agreement (the “Navios Holdings Guarantee”) by which Navios Holdings would provide supplemental credit default insurance with a maximum cash payment of $20,000. As of December 31, 2019, the outstanding claim receivable amounted to $10,000 and is repayable in two installments, $5,000 to be paid by July 1, 2020 and $5,000 to be paid by January 1, 2021. The guarantee claim receivable presented under the captions “Amounts due from related parties-short term” and “Amounts due from related parties-long term” in the consolidated Balance Sheets.

 (x)Leases: Vessel leases where Navios Partners is regarded as the lessor are classified as either operating leases or sales type/ direct financing leases, based on an assessment of the terms of the lease.

For charters classified as finance leases the minimum lease payments are recorded as the gross investment in the lease. The difference between the gross investment in the lease and the sum of the present values of the two components of the gross investment is recorded as unearned income which is amortized to income over the lease term as finance lease interest income to produce a constant periodic rate of return on the net investment in the lease. For charters classified as operating leases where Navios Partners is regarded as the lessor, refer to Note 2(r).

In cases of lease agreements where the Company acts as the lessee, the Company recognizes a right-of-use asset and a corresponding lease liability on the consolidated balance sheet. For finance leases, interest expense is determined using the effective interest method and amortization on the right-of-use asset is recognized on a straight line basis over the lease term. For charters classified as operating leases, lease expense is recognized on a straight line basis over the rental periods of such charter agreements, by adding interest expense to the amortization of the right-of-use asset. The expense is included in the caption “Time charter and voyage expenses” in the consolidated statement of Operations.

In cases of sale and leaseback transactions, if the transfer of the asset to the lessor does not qualify as a sale, then the transaction constitutes a failed sale and leaseback and is accounted for as a financing transaction. For a sale to have occurred, the control of the asset would need to be transferred to the buyer, and the buyer would need to obtain substantially all the benefits from the use of the asset.

(y)Financial Instruments and Fair Value: Guidance on Fair Value Measurements provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. In determining the appropriate levels, the Company performs a detailed analysis of the assets and liabilities that are subject to guidance on Fair Value Measurements.

(z)Recent Accounting Pronouncements:

In October 2018, the Financial Accounting Standards Board (“FASB”) issued ASU 2018-17, Consolidation (Topic 810): “Targeted Improvements to Related Party Guidance for Variable Interest Entities” (“ASU 2018-17”). ASU 2018-17 provides that indirect interests held through related parties in common control arrangements should be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests. This is consistent with how indirect interests held through related parties under common control are considered for determining whether a reporting entity must consolidate a VIE. For public business entities the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The adoption of this new accounting guidance did not have a material effect on the Company’s consolidated financial statements.

In August 2018, FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement”. This update modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and earlier adoption is permitted. The adoption of this new accounting guidance did not have a material effect on the Company’s consolidated financial statements.

In June 2016, FASB issued ASU No. 2016-13, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This standard requires entities to measure all expected credit losses of financial assets held at a reporting date based on historical experience, current conditions, and reasonable and supportable forecasts in order to record credit losses in a more timely manner. ASU 2016-13 also amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. The standard is effective for interim and annual reporting periods beginning after December 15, 2019, although early adoption is permitted for interim and annual periods beginning after December 15, 2018. In November 2018, FASB issued ASU 2018-19“Codification Improvements to topic 326, Financial Instruments-Credit Losses”. The amendments in this update clarify that operating lease receivables are not within the scope of ASC 326-20 and should instead be accounted for under the new leasing standard, ASC 842. In April 2019, FASB issued ASU 2019-04 “Codification Improvements to topic 326, Financial Instruments-Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments”. In May 2019, FASB issued ASU 2019-05, “Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief”. The amendments in this update provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments-Credit Losses-Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments-Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of Topic 326. The fair value option election does not apply to held-to-maturity debt securities. An entity that elects the fair value option should subsequently apply the guidance in Subtopics 820-10, Fair Value Measurement-Overall, and 825-10. In November 2019, FASB issued ASU No. 2019-11, Codification Improvements to Topic 326, Financial Instruments—Credit Losses. This update introduced an expected credit loss model for the impairment of financial assets measured at amortized cost basis. That model replaces the probable, incurred loss model for those assets. The standard is effective for interim and annual reporting periods beginning after December 15, 2019, with early adoption permitted for interim and annual periods beginning after December 15, 2018. The Company has assessed all the expected credit losses of its financial assets and the adoption of this ASU does not have a material impact on the Company’s consolidated financial statements.